Careview Communications, Inc. 8-K

Exhibit 10.55

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 13, 2018 (the “Third Amendment Effective Date”), by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly owned subsidiary of Holdings (the “Borrower”), and PDL INVESTMENT HOLDINGS, LLC (as assignee of PDL BioPharma, Inc.), a Delaware limited liability company (both in its capacity as the lender (“Lender”) and in its capacity as Agent (solely in such capacity as Agent, the “Agent”)) under the Credit Agreement (as defined below).

RECITALS

A.       Reference is made to that certain Credit Agreement dated as of June 26, 2015, among Holdings, the Borrower, the Lender and the Agent (as amended, supplemented or modified as of the date hereof, the “Credit Agreement”), including pursuant to that certain First Amendment to Credit Agreement dated as of October 7, 2015, that certain Modification Agreement dated as of February 2, 2018 (the “Modification Agreement”), that certain Second Amendment to Credit Agreement dated as of February 23, 2018 (the “Second Amendment”), that certain Amendment to Modification Agreement dated as of May 31, 2018, that certain Second Amendment to Modification Agreement dated as of June 14, 2018 (the “Second Amendment to Modification Agreement”), and that certain Third Amendment to Modification Agreement dated as of June 28, 2018 (the “Third Amendment to Modification Agreement”); capitalized terms used and not defined in this Amendment shall have the meaning set forth in the Credit Agreement.

B.       Pursuant to the Modification Agreement, as amended by the Second Amendment and most recently by the Third Amendment to Modification Agreement, the parties agreed, among other things, that the Borrower shall obtain (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018; and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of $3,550,000).

C.       The Lender, the Agent, Holdings and the Borrower wish to enter into this Amendment to revise certain definitions in the Credit Agreement; in connection with the issuance of Debt pursuant to clause B.(ii)(A) above.

NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Article I.
AMENDMENTS

1.1              Amendment to Credit Agreement. Upon the Third Amendment Effective Date (as defined below):

(a)               The definition of “HealthCor Note and Warrant Purchase Agreement” in the Credit Agreement is amended and restated in its entirety as follows:

“HealthCor Note and Warrant Purchase Agreement” means the Note and Warrant Purchase Agreement dated as of April 21, 2011, among Holdings, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P., and the other investors party thereto, as amended pursuant to the First Amendment dated December 30, 2011, the Second Amendment dated January 31, 2012, the Third Amendment dated August 20, 2013, the Fourth Amendment dated January 16, 2014, the Fifth Amendment dated December 15, 2014, the Sixth Amendment dated March 31, 2015, the Seventh Amendment dated as of June 26, 2015, the Eighth Amendment dated as of February 23, 2018, the Ninth Amendment dated as of July 10, 2018, and as further amended, restated, supplemented or otherwise modified pursuant to (i) the Tenth Amendment to Note and Warrant Purchase Agreement dated as of July 13, 2018, and (ii) the terms of the Intercreditor Agreement.

(b)               Section 7.1(f) of the Credit Agreement is amended and restated in its entirety as follows:

“(f) HealthCor Obligations in an aggregate principal amount not to exceed the aggregate principal amount of the HealthCor Notes outstanding as of July 13, 2018, plus accrued interest thereon that is paid-in-kind and added to the principal balance thereof in accordance with the terms of the HealthCor Debt Documents, and any Permitted Refinancing thereof so long as concurrently with the closing of any such Permitted Refinancing the lenders or investors (or any agent with the power to enter into a binding obligation on behalf of such lenders or investors) in respect of such Permitted Refinancing enter into an intercreditor agreement satisfactory in form and substance to the Agent.”

Article II.
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective (the “Closing”) on the Third Amendment Effective Date, as of which all of the conditions set forth in this Article II shall have been satisfied (or waived by the Agent and the Lender in their sole discretion in accordance with Section 10.1 of the Credit Agreement):

2.1              Counterparts. The Agent shall have received counterparts to this Amendment duly executed by each of Holdings and the Borrower.

2.2              Representations and Warranties. Both prior to and after giving effect to this Amendment, each representation and warranty by each Loan Party that is a party hereto contained herein or in any other Loan Document to which such Loan Party is a party, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Third Amendment Effective Date (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

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2.3              Event of Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, and no Default or Event of Default shall result from the execution and delivery of this Amendment and the consummation of the transactions contemplated herein.

2.4              Evidence of Debt. The Borrower shall demonstrate to the reasonable satisfaction of the Agent and the Lender that it has obtained the funds required by clause (ii.A.) of the first sentence of Section 5(a) of the Modification Agreement, as amended by the Third Amendment to Modification Agreement.

Article III.
REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and the Lender to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof, both prior to and after giving effect to this Amendment:

3.1              Organization. Holdings is a corporation validly existing and in good standing under the laws of the State of Nevada; the Borrower is a corporation validly existing and in good standing under the laws of the State of Texas; and each other Loan Party and each of its Subsidiaries is duly organized, validly existing and in good standing (as applicable) under the laws of the jurisdiction of its incorporation or organization. Each Loan Party has all power and authority and all material governmental approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and is qualified to do business, and is in good standing (as applicable), in every jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

3.2              Due Authorization. The execution, delivery and performance of this Amendment, and the performance of its obligations under the Modification Agreement and Credit Agreement, each as amended to date, have been duly authorized by all necessary action on the part of each Loan Party that is a party hereto.

3.3              No Conflict. The execution, delivery and performance of this Amendment by each Loan Party that is a party hereto and the consummation of the transactions contemplated hereby do not and will not (a) require any consent or approval of, or registration or filing with or any other action by, any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of material Applicable Law, (ii) the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Holdings, the Borrower or any other Loan Party (other than Permitted Liens and Liens in favor of the Agent created pursuant to the Collateral Documents).

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3.4              Incorporation of Representations and Warranties from Loan Documents. Each representation and warranty by each Loan Party that is a party hereto contained in the Credit Agreement or in any other Loan Document to which such Loan Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

3.5              No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution and delivery of this Amendment and the consummation of the transactions contemplated herein.

3.6              Validity; Binding Nature. This Amendment has been duly executed by each Loan Party that is a party hereto, and each of (i) this Amendment, and (ii) the Credit Agreement as amended hereby is the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

Article IV.
MISCELLANEOUS

4.1              Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

4.2              Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any future consent with respect to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

4.3              Reaffirmation. Each of Holdings and the Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Holdings and the Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document, to the Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

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4.4              Fees and Expenses. The Borrower agrees to pay within five Business Days of the Third Amendment Effective Date, by wire transfer of immediately available funds to an account of the Agent designated in writing, reimbursement from the Borrower of all costs and expenses incurred by the Agent and the Lender in connection with this Amendment, including any and all fees payable or owed to Gibson, Dunn & Crutcher LLP in connection with the drafting, negotiation, and execution of this Amendment.

4.5              Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.6              Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

4.7              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).

4.8              Governing Law. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.9              Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

4.10          Release of Claims. In consideration of the Lender’s and Agent’s agreements contained in this Amendment, each of Holdings and the Borrower hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Holdings or the Borrower ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation,
as Holdings

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson Title: President and Chief Executive Officer

CAREVIEW COMMUNICATIONS, INC.,
a Texas corporation,
as Borrower

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson Title: President and Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Agent

By:	/s/ Chris Stone
Name: Chris Stone Title: CEO

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Lender

By:	/s/ Chris Stone
Name: Chris Stone Title: CEO

[Signature Page to Third Amendment to Credit Agreement]